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                                                                Exhibit 10.27(c)


                          DEED OF TRUST, ASSIGNMENT,
                  SECURITY AGREEMENT AND FINANCING STATEMENT
                  ------------------------------------------

THE STATE OF TEXAS    (S)
                      (S)                KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF WILLIAMSON  (S)


     THAT TRAVIS BOATS & MOTORS, INC., a Texas corporation (herein called "Grantor", whether one or more) whose address is 9185 Research Blvd., P.O. Box 9097, Austin, Texas 78766, for the purpose of securing the indebtedness described below and in consideration of the sum of Ten Dollars ($10.00) paid by the Trustee named herein, the receipt of which is hereby acknowledged, and for the further consideration of the uses, purposes and trusts herein set forth, has GRANTED, SOLD, TRANSFERRED, ASSIGNED and CONVEYED, and by these presents does GRANT, SELL, TRANSFER, ASSIGN AND CONVEY, in trust, unto MICHAEL F. HORD, as Trustee, and unto his substitutes or successors in trust being called "Trustee"), and unto his or their assigns forever, the real property described in Exhibit "A" attached hereto and made a part hereof for all purposes, together with the following:

          (1) all buildings and other improvements now or hereafter erected, constructed or developed on the above described real property (the "Improvements"); (2) all equipment, fixtures and articles of personal property now hereafter attached to, located on or used in connection with the above described real property or the Improvements including, but not limited to, lighting, heating ventilating, air conditioning and plumbing materials fixtures and equipment; engines, boilers, elevators, and other such mechanical equipment; furniture, furnishings and appliances; and trees, shrubs and other landscaping materials, and all renewals, or replacements for any of them, whether or not they are or shall be attached to the Improvements in any manner; (3) all buildings materials and equipment now or hereafter delivered to the above described real property or the Improvements and intended to be incorporated or installed thereon or therein; (4) all plans, specifications, contracts and subcontracts relating to the Improvements or the above described real property; (5) all deposits (including tenant's security deposits), funds, accounts, instruments, documents and general intangibles arising from or used in connection with the above described real property or the Improvements (including trademarks, trade names and symbols used in connection with the above described real property and the Improvements); (6) all permits, licenses, franchises, certificates and other rights and privileges obtained in connection




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     with the above described real property or the Improvements; (7) all proceeds arising from or by virtue of the sale, lease or other disposition of any of the real or personal property described herein, (8) all proceeds (including premium refunds) payable or to be payable under each policy of insurance relating to the Improvements and any real or personal property described herein; (9) all proceeds resulting from the taking of all or part of the real property described herein or any rights appurtenant thereto including change of grade of streets, curb cuts or other rights of access for any public or quasi-public use under any law, or by right of eminent domain, or by private or other purchase in lieu thereof; and (10) all other interests of every kind and character which Grantor now has or at any time hereafter acquires in and to the above described real and personal property, and all reversionary rights or interests of Grantor with respect to such property, together with any substitutes replacements additions, increases, accessions and proceeds of or to all of the above described properties.

     It is agreed that to the extent permitted by law, all of the foregoing personal property and fixtures are deemed to be a part of, and affixed to, the real property. The foregoing described real and property is hereinafter called the "Mortgaged Property".

     TO HAVE AND TO HOLD the Mortgaged Property and all rights and appurtenances in any manner belonging thereto, unto the Trustee, his successors in this trust and his assigns forever; and Grantor does hereby bind Grantor, Grantor's heirs, executors, administrators, successors and assigns to WARRANT and FOREVER DEFEND the title to the Mortgaged Property unto the Trustee, his successors in this trust and his assigns forever, against every person whomsoever lawfully claiming or to claim the same or any part thereof.

     This conveyance is made in trust, however, to secure and enforce the payment of one (1) promissory note (hereinafter called the "Note", whether one or more) in the amount of SEVEN HUNDRED SIXTY-FIVE THOUSAND AND NO/100 DOLLARS ($765,000.00), of even date herewith, executed by Grantor payable to the order of NATIONSBANK, OF TEXAS, N.A. ("Beneficiary") whose address is 300 Convent St., P.O. Box 300, San Antonio, Texas 78291-0300, the Note bearing interest and being payable as therein provided.

     This Deed of Trust shall secure, in addition to the Note, all sums advanced by Beneficiary to or for the benefit of Grantor pursuant to any covenant or provision of this Deed of Trust of for any other purpose. This Deed of Trust shall also secure renewals, extensions, modification (including increases) and rearrangements of the Note. Unless any instrument evidencing such indebtedness provides otherwise, it shall bear interest at the same rate as the Notes bears from the date of accrual of such indebtedness until paid. Grantor agrees to pay all costs of Beneficiary in collecting any sums due under the Note, this Deed of Trust or related loan

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documents, as provided in the Note, including reasonable attorney's fees; and
such sums shall be due and payable on demand and a part of the indebtedness secured hereby. This Deed of Trust shall also secure all renewals and extensions of any of the indebtedness secured hereby.

     This Deed of Trust and lien created hereby secures any and all indebtedness of Grantor to Beneficiary of every nature whatsoever, whether created simultaneously herewith, heretofore or hereafter (it being contemplated that from time to time Grantor will become further indebted to Beneficiary), primary or secondary, until such indebtedness is fully paid and until this Deed of Trust is duly released by Beneficiary at the request and sole expense of Grantor.
This Deed of Trust and lien shall not affect or be affected by any additional security that may be taken as to any indebtedness due Beneficiary by Grantor and shall secure any or any renewals, extensions, modifications (including increases) or rearrangements of all or any part thereof. It is further agreed that all indebtedness of Grantor to Beneficiary, secured or unsecured, present or future, shall be payable of Beneficiary in San Antonio, Texas. Nothing herein is intended to be, or shall be, construed to obligate Beneficiary to make further advances to Grantor.

     The Note and all such other indebtedness secured by this Deed of Trust, or any part thereof, is referred to herein as the "Indebtedness". All of the Indebtedness shall be payable at the office of the Beneficiary at the address for Beneficiary stated above or such other place in Bexar County, Texas, as is designated by Beneficiary by written notice to Grantor.

     To secure payment of the Indebtedness, Grantor does hereby covenant, warrant and represent to, and agrees with, Beneficiary and the Trustee as follows:

     (1)  Payment and Performance.  Grantor will pay all of the Indebtedness
          -----------------------
together with the interest thereon when it shall become due in accordance with the terms of the Note or other instrument evidencing, securing or pertaining to the Indebtedness. Grantor shall punctually and completely perform all of Grantor's covenants, obligations and liabilities under any loan agreement or other instrument now or hereafter existing as security for, executed in connection with or related to the Indebtedness, or any part thereof.


     (2)  Title.  Grantor has good and indefeasible title in fee simple to the
          -----
above described real property and good and marketable title to all other property comprising the Mortgaged Property, which is free from encumbrance superior to the liens securing the Indebtedness (unless otherwise expressly provided herein), and Grantor has full right and authority to make this conveyance. With respect to each Grantor who is an individual, no part of the Mortgaged Property constitutes any part of his business or rural homestead.

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     (3)  Insurance.  Grantor shall, at Grantor's expense, keep the Mortgaged
          ---------
Property insured by policies of insurance issued by companies satisfactory to Beneficiary against loss by fire and hazards included within the term "extended coverage" or "builders risk" as required by Beneficiary, together with rent loss and such other hazards, casualties, claims and liabilities for injury or damage to persons or property and other contingencies as Beneficiary shall require. Grantor shall furnish to Beneficiary annually receipts or other documentation satisfactory to Beneficiary evidencing Grantor's payment of premiums on such policies of insurance. The policies shall be in such amounts and for such periods as Beneficiary shall require. All policies and renewals thereof are to be payable to Beneficiary as the interest of the Beneficiary may appear, by means of a standard mortgagee clause approved by Beneficiary showing Beneficiary as first mortgagee without contribution. All policies shall provide that they shall not be cancelled without thirty (30) days prior written notice to Beneficiary. Grantor shall deposit such policies with Beneficiary with premiums paid, as additional security, and Grantor hereby assigns to Beneficiary all of Grantor's rights thereunder, including any return of premium. Such insurance shall be in amounts at least equal to the value of the Improvements and at least sufficient to satisfy all co-insurance requirements of policies covering the Improvements.

     Beneficiary shall have the right to hold the policies and renewals thereof, and Grantor shall promptly furnish to Beneficiary all renewal notices and all receipts for paid premiums. At least fifteen (15) days prior to the expiration date of the policies, Grantor shall deliver to Beneficiary renewal policies in form satisfactory to Beneficiary. In no event, and whether or not default hereunder has occurred, shall Beneficiary by the fact of approving, accepting or obtaining such insurance, incur any liability for the amount of such insurance, the form or legal sufficiency of insurance contracts, solvency of insurers, or payment of losses by insurers, and Grantor hereby expressly assumes full responsibility therefor and liability, if any, thereunder.

     In the event of loss, Grantor shall give immediate written notice to the insurance company and Beneficiary. Upon the occurrence of an event of default hereunder, Grantor authorizes and empowers Beneficiary, at Beneficiary's option and in Beneficiary's sole discretion as attorney-in-fact for Grantor, to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct Beneficiary's expenses incurred in the collection of such proceeds. Nothing contained in this section shall require Beneficiary to incur any expense or take any action hereunder. Upon the occurrence of an event of default hereunder, Grantor further authorizes Beneficiary, at Beneficiary's option, (a) to hold the balance of such proceeds to be used to reimburse Grantor for the costs of reconstruction or repair of the Mortgaged Property of (b) to apply the balance of such proceeds to the payment of the Indebtedness, whether or not then due, in the order of application as Beneficiary may elect. If the insurance proceeds

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are held by Beneficiary to be used to reimburse Grantor for the costs of restoration and repair of the Mortgaged Property, the Mortgaged Property shall be restored to the equivalent of its original condition, or such other condition as Beneficiary may approve in writing. In such event, Beneficiary may, at Beneficiary's option, condition disbursement of the proceeds on Beneficiary's approval of plans and specifications by an architect satisfactory to Beneficiary, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen and such other evidence of costs, percentage completion of construction, application of payments, and satisfaction of liens as Beneficiary may reasonably require. If the insurance proceeds are applied to the payment of the Indebtedness, any such application to principal of the Note shall be applied to the principal installments last maturing on the Note, without reducing the amount or extending the time of payment of the remaining installments of principal payable under the Note.

     If the Mortgaged Property is sold or the Mortgaged Property is acquired by Beneficiary, all right, title and interest of Grantor in and to any insurance policies and unearned premiums thereon and in and to the proceeds thereof resulting from damage to the Mortgaged Property prior to or after the sale or acquisition shall pass to Beneficiary.

     Grantor agrees that if the Mortgaged Property described herein is ever identified by the United States Department of Housing and Urban Development as having special flood hazards as provided in the Flood Disaster Protection Act of 1973, or any amendment(s) thereof, Grantor will provide, within thirty (30) days after receipt of written request from Beneficiary, flood insurance at the expense of Grantor, with the policy of flood insurance to be written by a company acceptable to Beneficiary and with loss payable to Beneficiary. Such flood insurance shall be in an amount at least equal to the amount of the unpaid Indebtedness or the maximum amount of flood insurance that is available, under the National Flood Insurance Program, whichever is less.

     (4)  Taxes an Assessments.  Grantor shall pay all taxes an assessments
          --------------------
against or affecting the Mortgaged Property as they become due and payable and shall furnish to Beneficiary annually receipts or other documentation satisfactory to Beneficiary evidencing Grantor's payment of such taxes and assessments. If Grantor fails to do so, Beneficiary is authorized (but not required) to pay them, together with all costs and penalties thereon at Grantor's expense. Grantor may, however, in good faith, in lieu of paying such taxes and assessments as they become due and payable, contest the validity thereof by appropriate proceedings. Pending such contest Grantor shall not be deemed in default hereunder because of non-payment provided that (a) prior to delinquency of the asserted tax or assessment Grantor furnishes the Beneficiary an indemnity bond, conditioned that such tax or assessment with interest, cost and penalties be paid as herein stipulated, secured by a deposit in cash or other security acceptable to Beneficiary

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or with a surety acceptable to Beneficiary, in the amount of the tax or assessment being contested by Grantor, together with a reasonable additional sum to pay all possible costs, interest and penalties imposed or incurred in connection therewith; and (b) Grantor promptly pays any amounts adjudged by a court of competent jurisdiction to be due, with all costs, penalties and interest thereon, before such judgment becomes final; and (c) in any event, each such contest shall be concluded and the tax assessment, penalties, interest and costs shall be paid prior to the date such judgement becomes final or any writ or order is issued under which the Mortgaged Property may be sold pursuant to such judgment.

     (5)  Tax and Insurance Reserve. In the event of a breach by Grantor of any
          -------------------------
of Grantor's covenants set forth in paragraphs 3 or 4 hereof, Beneficiary may, at Beneficiary's option, require Grantor to create a fund or reserve for the payment of all insurance premiums, taxes and assessments against or affecting the Mortgaged Property by paying to Beneficiary, on the first day of each calendar month prior to the maturity of the Note, a sum equal to one-twelfth (1/12) of the estimated annual taxes and insurance premiums covering the Mortgaged Property, such estimates to be made by Beneficiary. All such sums shall be held by Beneficiary without interest, unless interest is required by applicable law, for the purposes of paying such premiums, taxes and assessments. Any excess reserve shall, at the discretion of Beneficiary, be credited by Beneficiary on subsequent reserve payments or subsequent payments to be made on the Note. Any deficiency shall be paid by Grantor to Beneficiary on or before the date when such premiums, taxes and assessments shall become delinquent. Transfer of legal title to the Mortgaged Property shall automatically transfer the interest of Grantor in all sums deposited with Beneficiary under the provisions hereof. If any law shall be enacted imposing or authorizing the imposition of any tax upon this Deed of Trust, or upon any rights, titles, liens, or security interests created hereby, or upon the Note, or any part thereof, Grantor shall immediately pay all such taxes. In the alternative, Grantor may in the event of the enactment of such a law, and must if it is unlawful for Grantor to pay such taxes, prepay the principal of the Note and accrued interest in full within sixty (60) days after demand is made by Beneficiary.

     (6)  Judgments and Awards.  All judgments, decrees and awards for injury
          ---------------------
or damage to the Mortgaged Property and all awards pursuant to proceedings for condemnation are hereby assigned in their entirety to Beneficiary which may apply them to the Indebtedness in such manner as it may elect. Upon the occurrence of an event of default hereunder, Beneficiary is hereby authorized, in the name of Grantor, to execute and deliver valid acquittances for and to appeal from any such award, judgement or decree. If because of any such judgment, decree or award Beneficiary believes that the payment or performance of any obligation secured by this Deed of Trust is impaired, Beneficiary may, without notice, except as required by the terms of the Loan Agreement (hereinafter defined), declare all of the Indebtedness immediately due and payable.

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     (7)  Defense of Title. If while this Deed of Trust is in force, the title
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of the Trustee, or the interest of Beneficiary, in the Mortgaged Property or any part thereof, shall be put into question in any legal or administrative proceeding, Grantor hereby authorizes Beneficiary, at Grantor's expense, to take all necessary and proper steps for the defense of such title or interest, including the employment of counsel, the prosecution or defense of litigation and the compromise or discharge of claims made against such title or interest.

     (8)  Additional Indebtedness. If Beneficiary shall expend any money
          -----------------------
chargeable to Grantor or subject to reimbursement by Grantor under the terms of this Deed of Trust or any other agreements executed in connection with it, Grantor will repay the same to Beneficiary immediately at the place where the Indebtedness is payable, together with interest thereon at the rate of interest payable under the Note from and after the date of Beneficiary's payment. The amount of each payment shall be added to and form a part of the Indebtedness, and shall be secured by this Deed of Trust and, by suggestion, all rights of the person or entity receiving such payment.

     (9)  Maintenance of the Mortgaged Property and Inspection. Grantor will
          ----------------------------------------------------
keep every part of the Mortgaged Property in first class condition and shall promptly make all repairs, renewals and replacements necessary to such end. Grantor will discharge all claims for labor performed and material furnished and will not suffer any lien of builders, mechanics or materialmen to attach to any part of the Mortgaged Property. Grantor shall protect every part of the Mortgaged Property from removal, destruction or damage, and will not do or suffer to be done any act whereby the value of any part of the Mortgaged Property will be impaired. Beneficiary and any persons authorized by Beneficiary shall have the right to enter upon and inspect the Mortgaged Property at all reasonable times.

     (10) Conveyance of Mortgaged Property. If (i) Grantor shall sell, convey,
          --------------------------------
lease, exchange or otherwise transfer, voluntarily or involuntarily, all or any part of the Mortgaged Property or any interest therein (other than items of personalty which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes having a value equal to or greater than the replaced items when new) or (ii) a controlling interest of the ownership in Grantor (if Grantor is not an individual) is sold, assigned or otherwise transferred, voluntarily or involuntarily, to any person or entity other than an entity or person that is a stockholder in Grantor on the date hereof or is an officer or director of Grantor on the date hereof, then Beneficiary may, at its option, accelerate the Note and declare all unpaid principal and accrued, but unpaid, interest thereon due and payable in full. In such event, if all sums declared due and payable, then Grantor shall without further action to be taken by Beneficiary, be deemed in default under this instrument and Beneficiary may thereupon exercise all rights and remedies, including foreclosure of the liens herein set forth, of Beneficiary as in

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the case of the failure to pay, when due, the Indebtedness. Notwithstanding the foregoing, Beneficiary may, at its option, consent to any such sale or other conveyance and condition its consent upon, among other things, the following:
(i) an increase in the rate of interest payable under the Note, (ii) payment of all assumption, transfer or other fees which may be required by the Beneficiary,
(iii) reimbursement of the Beneficiary for all costs and expenses, including attorney's fees, incurred in connection therewith, (iv) assumption by the proposed transferee of all obligations of the Grantor hereunder and of the maker under the Note without the release of Grantor or such maker, (v) receipt of evidence, satisfactory to Beneficiary, that the proposed transferee is as creditworthy and as capable in managing the property covered by this deed of trust as Grantor and (vi) receipt of evidence, satisfactory to Beneficiary, that the proposed transfer will not impair the security of the Beneficiary for repayment of the Indebtedness.

     (11) Continuing Liability of Grantor. If the ownership of the Mortgaged
          -------------------------------
Property or any part thereof becomes vested in a person other than Grantor, or in the event a change of ownership of more than fifty percent interest in any Grantor other than an individual occurs, Beneficiary may, without notice to Grantor, deal with such successor or successors in interest with reference to this Deed of Trust and to the Indebtedness in the same manner as with Grantor, without in any way affecting or discharging Grantor's liability hereunder or upon the Indebtedness. No sale of the Mortgaged Property and no forbearance on the part of Beneficiary, and no extension of the time for payment of the Indebtedness given by Beneficiary shall operate to release, discharge, modify, change or affect the original liability of Grantor or the liability of any guarantors or sureties of Grantor, either in whole or in part.

     (12) Events of Default. In addition to all other events of default
          -----------------
designated herein, Grantor shall be in default hereunder if Grantor shall default in the prompt payment of the Indebtedness or any installment thereof when due (whether at the due dates thereof stipulated in the Note or in any other agreement delivered to Beneficiary in connection with the Indebtedness or by acceleration or otherwise) or shall fail to keep or perform any of the covenants or agreements contained herein or in any of the documents executed in connection with or as security for the Note, or if Beneficiary discovers that any statement, representation or warranty in the Note, this Deed of Trust or any writing delivered to Beneficiary in connection with the Indebtedness is false, misleading or erroneous in any material respect; or if Grantor, or any person liable for the Indebtedness including any guarantor of or surety for the performance of any obligation hereunder, files a voluntary petition in bankruptcy, makes an assignment for the benefit of any creditor, is adjudicated a bankrupt or insolvent, admits in writing its inability to pay its debts generally as they become due, applies for or consents to the appointment of a receiver, trustee, or liquidator for all or a substantial part of its assets, takes advantage of or seeks any relief under any bankruptcy, reorganization, debtor's relief or other insolvency law now or hereafter existing, files an answer admitting the material allegations of, or

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consenting to, or defaulting in, a petition in any bankruptcy, reorganization or other insolvency proceedings, institutes or voluntarily is or becomes a party to any other judicial proceedings intended to effect a discharge of its debts, in whole or in part, or a postponement of the maturity or the collection thereof, or a suspension of any of the rights or powers of Beneficiary granted in the Note, this Deed of Trust or in any other instrument evidencing or securing the Indebtedness, or if an order, judgment or decree shall be entered by any court of competent jurisdiction appointing a receiver, trustee or liquidator for Grantor (or any party comprising Grantor) or of all or any substantial part of Grantor's assets, or if Grantor (or any party comprising Grantor) shall fail to satisfy any money judgment against Grantor (or any party comprising Grantor) at least ten (10) days prior to the date on which such assets may be sold to satisfy such judgment, or if Grantor shall fail to have discharged within a period of ten (10) days after the commencement thereof any attachment, sequestration, or similar proceedings against any of Grantor's assets, or if the Mortgaged Property is placed under control or in the custody of any court, or if Grantor abandons any of the Mortgaged Property or if Grantor's existence terminates, or if an Event of Default occurs under the Loan Agreement (hereinafter defined). Upon the occurrence of any default, Beneficiary, at its option, without notice, may pursue any rights and remedies it may have hereunder or at law or in equity, and Beneficiary may, without limitation, declare the unpaid principal balance of the Note and all accrued, unpaid interest thereon immediately due and payable, subject to any applicable notice and cure periods contained in the Loan Agreement with respect to such an event of default, together with all other sums due and owing under the loan documents.

     (13) Performance and Release. If Grantor shall perform faithfully each of
          -----------------------
the covenants and agreements herein contained, then this conveyance shall become null and void and shall be released at Grantor's expense; otherwise it shall remain in full force and effect. No release of this Deed of Trust or of the lien, security interest or assignment created and evidenced hereby shall be valid unless executed by Beneficiary.

     (14) Foreclosure Sale. If Grantor shall default hereunder, Grantor hereby
          ----------------
authorizes and empowers the Trustee, upon request by Beneficiary, to sell all or any portion of the Mortgaged Property at public sale to the highest bidder for cash at the specific location prescribed by Section 51.002 of the Texas Property Code at the county courthouse of the county in Texas in which such Mortgaged Property, or any part thereof, is situated as herein described, between the hours of 10:00 o'clock A.M. and 4:00 o'clock P.M. on the first Tuesday of any month, after giving notice of the time, place and terms of said sale and of the property to be sold. The sale shall begin at the time stated in the notice or not later than three hours after that time. Such notice shall be given and sale held upon the following terms and conditions:

          (a) Notice of the proposed sale shall be given by posting written notice thereof at least twenty-one (21) days preceding the date of sale at the

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     courthouse door, and by filing a copy of such notice in the Office of the
     County Clerk, of the county in which the sale is to be made, and if the property to be sold is situated in more than one county, one notice shall be posted at the courthouse door and filed with the County Clerk of each county in which the property to be sold is located. In addition, Beneficiary shall, at least twenty-one (21) days preceding the date of sale, serve written notice of the proposed sale by certified mail on each debtor obligated to pay the Indebtedness according to the records of Beneficiary. Service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper, addressed to such debtor at the most recent address shown by the records of Beneficiary, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. Any notice that is required or permitted to be given to Grantor may be addressed to Grantor at Grantor's address as stated above. Any notice that is to be given by certified mail to any other debtor may, if no address for such other debtor is shown by the records of Beneficiary, be addressed to such other debtor at the address of Grantor as it is shown on the records of Beneficiary.

          (d) The provisions hereof with respect to posting and giving notices of sale, and with respect to conducting a sale or sales pursuant to the power of sale contained herein, are intended to comply with the provisions of Section 51.002 of the Texas Property Code in effect on the date of this Deed of Trust. In the event the requirement for any notice under Section
     51.002 or the provisions of Section 51.002 prescribing the manner of giving any such notice or the manner of conducting sales is eliminated or modified by amendment to Section 51.002 or adoption of any statute superseding
     Section 51.002, the requirement in this Deed of Trust for that notice, or the provisions of this Deed of Trust prescribing the manner of giving notice or the manner of conducting sales, shall be deemed stricken from or modified in this instrument to conform with such amendment or superseding statute, effective as of its effective date. The manner herein prescribed for serving or giving any notice, other than the notice to be posted by the Trustee, shall not be deemed exclusive and such notice or notices may be given in any other manner which may be permitted by applicable law.

          (c) Grantor hereby authorizes and empowers the Trustee to sell all or any portion of the Mortgaged Property together or in lots or parcels, as the Trustee may deem appropriate, and to execute and deliver to the purchaser or purchasers of such property good and sufficient deeds of conveyance of fee simple title with covenants of general warranty made on behalf of the Grantor. In no event shall the Trustee be required to exhibit, present or display at any such sale any of the personally described herein to be sold at the sale. The Trustee making the sale shall receive the proceeds and apply

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     them as follows: (i) first, he shall pay the reasonable expenses of executing this trust, including a reasonable Trustee's fee or commission;
     (ii) second, he shall pay the Indebtedness, so far as may be possible, discharging first that portion of the Indebtedness arising under the covenants and agreements herein contained not evidenced by the Note and then that portion of the Indebtedness evidenced by the Note; and (iii) third, he shall pay the residue, if any, to the person or persons legally entitled thereto. Payment of the purchase price to the Trustee shall satisfy the obligation of the purchaser at such sale, and such purchaser shall not be bound to look to the application thereof. A sale or sales made by the Trustee of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted, and the Trustee is specifically empowered to make successive sale or sales under such power until all of the Mortgaged Property shall be sold. If the proceeds of a sale of less than the whole of the Mortgaged Property shall be less than the aggregate of the Indebtedness and the expenses of executing this trust, this Deed of Trust and the lien, security interest and assignment hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property as though no sale or sales had been made; provided, however, that Grantor shall never have any right to require the sale or sales of less than the whole of the Mortgaged Property, but Beneficiary shall have the right, at its sole election, to request the Trustee to sell less than the whole of the Mortgaged Property.

          (d) If default is made hereunder, the holder of the Indebtedness on which a payment or payments are delinquent shall have the option to proceed with foreclosure in satisfaction of such delinquent payment or payments through either judicial proceedings or by directing the Trustee to proceed as if under a full foreclosure, conducting the sale as herein provided without declaring the entire Indebtedness due, and if the sale is made because of default in payment of an installment, or any part of an installment, such sale may be made subject to the unmatured balance of the Note and the other Indebtedness, and it is agreed that such sale, if so made, shall not in any manner affect the unmatured part of any of the Indebtedness. As to such unmatured part, this Deed of Trust shall remain in full force and effect as though no sale had been made under the provisions of this paragraph. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness.

          (e) It is agreed that in the event a foreclosure hereunder shall be commenced by the Trustee, Beneficiary may at any time before the sale of the Mortgaged Property direct the said Trustee to abandon the sale, and may then institute suit for the collection of said Note and for the foreclosure of this Deed of Trust lien; it is further agreed that, if Beneficiary should institute a suit for the collection thereof and foreclosure of this Deed of Trust lien, he may at any time before the entry of a final judgment in said suit dismiss the same and require the Trustee, his substitute or successor to sell the Mortgaged Property in accordance with the provisions of this Deed of Trust.

     (15) Substitute Trustee. If the Trustee shall die or become disqualified
          ------------------
from acting in the execution of this trust, or shall fail or refuse to execute this trust when requested by Beneficiary, or if for any reason Beneficiary shall prefer to appoint a substitute trustee to act instead of the Trustee named, Beneficiary shall have full power to appoint a substitute trustee by written instrument and, if necesary, several substitute trustees in succession, who shall succeed to all the estate, rights, powers and duties of the original Trustee named herein. Such appointment may be executed by any authorized agent of Beneficiary. If Beneficiary is a corporation and if such appointment is executed in its behalf by any officer of such corporation, the appointment shall be conclusively presumed to be executed with authority, and shall be valid and sufficient without proof of any action by the board of director or any superior officer of the corporation.

     (16) Recitals in Trustee's Deed. Grantor agrees that any and all
          --------------------------
statements of fact or other recitals made in any deed of conveyance given by the Trustee with respect to the identity of Beneficiary, the occurrence or existence of any default hereunder, the acceleration of the maturity of any of the Indebtedness, the requests to sell, the notice of sale, the giving of notice to all debtors legally entitled thereto, the time, place, terms and manner of sale and receipt, distribution and application of the money realized therefrom, or the proper appointment of a substitute trustee, and, without being limited to the foregoing, with respect to any other act or thing having been duly performed by the Beneficiary or by the Trustee hereunder, shall be taken by all courts of law or equity as prima facie evidence that the statements or recitals state facts and are without further question to be accepted as true and correct, and Grantor hereby ratifies and confirms every act that the Trustee or any substitute trustee may lawfully do in the premises by virtue hereof.

     (17) Possession by Purchaser. The purchaser at any trustee's or
          -----------------------
foreclosure sale hereunder may disaffirm any easement granted, or rental, lease or other contract made in violation of any provision of this Deed of Trust, and may take immediate possession of the Mortgaged Property free from, and despite the terms of, such grant of easement, or rental, lease or other contract.

     (18) Purchase by Beneficiary. Beneficiary may bid and become the purchaser
          -----------------------
of all or any part of the Mortgaged Property at any trustee's sale or foreclosure sale hereunder, and Beneficiary may have the amount for which the Mortgaged Property is sold credited on the debt then owing.

     (19) Other Remedies of Beneficiary. Upon the occurrence of a default under
          -----------------------------
the terms of this Deed of Trust, the Trustee or the Beneficiary shall have the right and power to proceed by a suit in equity or at law for either (a) the specific performance of any covenant or agreement herein contained, or (b) in aid of the execution of any power herein granted, or (c) for a foreclosure hereunder or the sale of the Mortgaged Property under the judgment or decree of any court of competent jurisdiction, or (d) for the appointment of a receiver pending any foreclosure hereunder or the sale of the Mortgaged Property under the order of a court of competent jurisdiction or under executory or other legal process or (e) for the enforcement of any other appropriate legal or equitable remedy. Grantor agrees to the full extent that it lawfully may do so, that whenever a default occurs hereunder and shall not have been remedied, the Beneficiary shall have the right and power to enter into and upon and take possession of all or any part of the Mortgaged Property in the possession of the Grantor and may exclude the Grantor and all persons claiming under the Grantor and its or their agents or servants from such property. The Beneficiary may use, administer, manage, operate and control the Mortgaged Property and conduct the business thereof to the same extent as the Grantor might at the time do, and may exercise all rights and powers of the Grantor in the name, place and stead of the Grantor as the Beneficiary shall deem best. In the exercise of any of the foregoing rights and powers, Beneficiary shall not be liable to Grantor for any loss or damage thereby sustained unless due solely to the willful misconduct or gross negligence of Beneficiary.

     (20) Additional Collateral; Extensions and Renewals. The lien, security
          ----------------------------------------------
interest and other rights granted hereby shall not affect or be affected by any other security taken for the Indebtedness. The taking of additional security, or the extension, renewal, modification (including an increase) or rearrangement of the Indebtedness shall not release or impair the lien, security interest and other rights granted hereby, or affect the liability of any endorser, guarantor or surety, or improve the right of any permitted junior lienholder. This Deed of Trust as well as any instrument given to secure any renewal, extension, modification or rearrangement of the Indebtedness shall be and remain a first and prior lien on all of the Mortgaged Property not expressly released until the Indebtedness is completely paid.

     (21) Waiver of Other Laws. To the extent that Grantor may lawfully do so,
          --------------------
Grantor agrees that Grantor shall not assert (and hereby expressly waives) any right under any statute or rule of law pertaining to the marshalling of assets, the exemption of homestead, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of Beneficiary under the terms of this Deed of Trust to sell the Mortgaged Property for the collection of the Indebtedness or the right of Beneficiary under the terms of this Deed of Trust to the payment of the Indebtedness out of the proceeds of sale of the Mortgaged Property in preference to every other person and claimant after reasonable expenses of such sale have first been deducted.

     (22) Assignment of Rents. All of the rents and royalties derived from the
          -------------------
Mortgaged Property or arising from the use of enjoyment of any portion thereof or from any lease or agreement pertaining thereto are hereby absolutely and unconditionally assigned, transferred, conveyed and set over to Beneficiary to be applied by Beneficiary in payment of the Indebtedness. Prior to the occurrence of any default hereunder, Grantor shall collect and receive all such rents and other income as trustee for the benefit of Beneficiary and Grantor. Grantor shall apply the funds so collected first to the payment of the principal and interest and all other sums payable on the Note and all other indebtedness secured hereby, and so long as no default hereunder has occurred, the balance shall be distributed to the account of Grantor. Grantor will not (a) execute an assignment of any its right, title or interest in such rents and other income, or (b) except where the lessee is in default thereunder, terminate or consent to the cancellation or surrender of any lease of the Mortgaged Property now or hereafter existing having an unexpired term of one year or more, except that any lease may be cancelled provided that promptly after such cancellation or surrender a new lease is entered into with a new lessee having a credit standing, in the judgment of Beneficiary, at least equivalent to that of the lessee whose lease was cancelled, on substantially the same terms as the terminated or cancelled lease; or (c) modify and amount of rent payable under any lease or accept prepayments of any installments of rent becoming due under any leases in excess of one month, except prepayments in the nature of security for the performance of the lessee thereunder; or (d) in any other manner impair the value of the Mortgaged Property or the security of this Deed of Trust. Grantor will not execute any lease of all or any substantial portion of the Mortgaged Property except for actual occupancy by the lessee thereunder, and will at all times promptly and faithfully perform, or cause to be performed each covenant, condition and agreement contained in each lease of the Mortgaged Property now or hereafter existing on the part of lessor thereunder to be kept and performed. Grantor shall furnish to Beneficiary, within ten days after a request by Beneficiary to do so, a written statement containing the names of all lessees of the Mortgaged Property, the terms of their respective leases, the space occupied and the rental payable thereunder.

     (23) Subordinate Mortgages. Grantor will not, without the prior written
          ---------------------
consent of Beneficiary, execute or deliver any pledge, security agreement, mortgage or deed of trust covering all or any portion of the Mortgaged Property (hereinafter called "Subordinate Mortgage") other than a subordinate deed of trust in favor of the Small Business Administration ("S.B.A.") given by Grantor to secure a loan by the S.B.A. to Grantor for a portion of the costs associated with constructing the Improvements (as defined in the Loan Agreement. In the event of consent by Beneficiary to a Subordinate Mortgage, or in the event the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable under provisions of then applicable law, Grantor will execute or deliver any Subordinate Mortgage unless there shall have been delivered to Beneficiary not less than ten (10) days prior to the date thereof a copy of the instrument creating the Subordinate Mortgage which shall contain covenants to the effect that:

          (a) The Subordinate Mortgage is in all respects unconditionally subject and subordinate to the lien, security interest and assignment evidenced by this Deed of Trust and each term and provision hereof.

          (b) If any action or proceeding shall be instituted to foreclose the Subordinate Mortgage (regardless of whether by judicial proceeding or pursuant to the power of sale contained therein), no tenant of any portion of the Mortgaged Property will be named as a party defendant nor will any action be taken with respect to the Mortgaged Property which would terminate any occupancy or tenancy of the Mortgaged Property without the prior written consent of Beneficiary.

          (c) The rents and other income from the Mortgaged Property, if collected through a receiver or by the holder of the Subordinate Mortgage, shall be applied first to the obligation secured by this Deed of Trust and then to the payment of maintenance, and operating charges, taxes, assessments and disbursements incurred in connection with the ownership, operation and maintenance of the Mortgaged Property.

          (d) If any action or proceeding shall be brought to foreclose the Subordinate Mortgage, written notice of the commencement thereof will be given to Beneficiary at the same time as such action or proceeding is commenced.

     (24) Subrogation. To the extent that proceeds of the Note are used to pay
          -----------
any outstanding lien, charge or encumbrance against or affecting Mortgaged Property, such proceeds have been advanced by Beneficiary at Grantor's request, and Beneficiary shall be subrogated to all rights, interests and liens owned or held by any owner or holder of such outstanding liens, charges and encumbrances, regardless or whether such liens, charges and encumbrances are released of record.

     (25) Limitation of Interest. Reference is hereby made to the provisions of
          ----------------------
the Note limiting interest contracted for, charged or received by Beneficiary hereunder, or otherwise, to the maximum lawful rate.

     (26) Non-Waiver and Partial Invalidity. No waiver of any default on the
          ---------------------------------
part of Grantor or breach of any of the provisions of this Deed of Trust or of any other instrument executed in connection with the Indebtedness shall be considered a waiver of any other or subsequent defaults or breach. No delay or omission in exercising or enforcing the rights and powers herein granted shall be construed as a waiver of such rights and powers. No exercise or enforcement of any rights or powers hereunder shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. If any provision of this Deed of Trust is held to be illegal, or unenforceable under present or future laws while this Deed of Trust is in effect, the legality, validity and enforceability of the remaining provisions of this Deed of Trust shall not be affected thereby. If any of the liens, security interests, assignments of rents or the other rights created by this Deed of Trust shall be invalid or enforceable, the unsecured portion of the Indebtedness shall be completely paid prior to the payment of the remaining and secured portion, and all payments made on account of the Indebtedness shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Indebtedness.

     (27) Tenancy at Will. In the event of a trustee's sale hereunder and if
          ---------------
at the time of such sale the Grantor occupies the portion of the Mortgaged Property so sold, Grantor shall immediately become the tenant of the purchaser at such sale. Such tenancy shall be from day to day terminable at the will of either tenant or landlord and for reasonable rental per day based on the value of the portion of the Mortgaged Property so occupied, such rental to be due and payable daily to the purchaser. An action of forcible entry and detainer shall lie if the tenant holds over after a demand in writing for possession of such Mortgaged Property.

     (28) Security Agreement and Financing Statement. With respect to any
          ------------------------------------------
portion of the Mortgaged Property which constitutes personal property or fixtures governed by the Uniform Commercial Code of the State of Texas (hereinafter called the "Code") and all leases and contract rights affecting the Mortgaged Property and any proceeds from any of the above, this Deed of Trust shall constitute a security agreement between Grantor, as the Debtor, and Beneficiary, as the Secured Party. Grantor hereby grants to Beneficiary a security interest in such portion of the Mortgaged Property and all leases and accounts affecting the Mortgaged Property and any proceeds from the Mortgaged Property. Cumulative of all other rights of Beneficiary hereunder, Beneficiary shall have all of the rights and remedies conferred upon secured parties by the Code. Grantor will execute and deliver to Beneficiary all financing statements that may from time to time be required by Beneficiary to establish and maintain the validity and priority of the security interest of Beneficiary or any modification thereof, and Grantor will pay all costs and expenses of any searches reasonably required by Beneficiary. It is expressly agreed that if upon default Beneficiary should proceed to dispose of such property in accordance with the provisions of the Code, then ten (10) days notice by Beneficiary to Grantor shall be deemed to be reasonable notice under any provision of the Code requiring such notice; provided, however, that Beneficiary may, at its option, dispose of such property in accordance with Beneficiary's rights and remedies with respect to the real property described herein pursuant to the provisions of this Deed of Trust, in lieu of proceeding under the Code. Grantor shall give advance notice in writing to Beneficiary of any proposed change in Grantor's name, identity or corporate structure and will execute and deliver to Beneficiary prior to or concurrently with the occurrence of any such change, all additional financing statements that Beneficiary may require to establish and maintain the validity and priority of Beneficiary's security interest with respect to any Mortgaged Property described or referred to herein. Certain of the items of Mortgaged Property described herein are goods that are or are to become fixtures related to the real estate described herein, and it is intended that, as to those goods, this deed of Trust shall be effective as a financing statement filed as a fixture filing from the date of its filing for record in the Real Estate Records of the country in which the Mortgaged Property is situated. The record owner of the Mortgaged Property is Grantor. The mailing addresses of the Grantor, as Debtor, and Beneficiary, as Secured Party, are as stated above.

     (29)  Binding Effect.  The covenants herein contained shall be covenants
           --------------
running with the land and shall be binding upon and the benefits and advantages of this Deed of Trust shall inure to, the respective heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto, and any substitute trustee. The duties, covenants, conditions, obligations and warranties of Grantor in this Deed of Trust shall be joint and several obligations of Grantor and each Grantor, if more than one, and Grantor's heirs, personal representatives, successors and assigns. Each party who executes this Deed of Trust (other than the Beneficiary) and each subsequent owner of the Mortgaged Property or any part thereof, covenants and agrees that it will perform or cause to be performed each condition, term, provision and covenant of this Deed of Trust. If Grantor is a corporation, general partnership, limited partnership, joint venture, trust, or other entity, the execution and delivery by Grantor of this Deed of Trust, the Note, and each and every other instrument executed by Grantor in connection with the loan evidenced by the Note and the performance by Grantor thereunder, are within Grantor's powers and have been duly authorized by Grantor's Board of Directors, shareholders, partners, venturers, trustees, or other necessary parties, as the case may be, and all other requisite action for such authorization has been taken.

     (30)  Meaning of Terms.  Whenever used in this Deed of Trust, the singular
           ----------------
number shall include the plural and the singular, and the use of any gender shall be applicable to all genders. If this Deed of Trust is executed by more than one party as Grantor, each such party shall be jointly and severally liable for the obligations of Grantor under this Deed of Trust. All of the covenants and agreements herein undertaken to be performed by and the rights conferred upon Beneficiary and Grantor shall be binding upon and inure to the benefit of not only said parties respectively but also their representative heirs, executors, administrators, grantees, successors and assigns.

     (31)  Titles; Construction of Agreements.  All section, subsection or
           ----------------------------------
paragraph titles contained in this Deed of Trust are for reference purpose only and this deed of Trust shall be construed without reference to such titles. This Deed of Trust may be construed as a mortgage, conveyance, assignment, security agreement, pledge, financing statement, contact or any one or more of them in order fully to effectuate the lien hereof.

     (32)  Environmental Compliance.  Grantor represents, warrants and covenants
           ------------------------
that the Mortgaged Property and Grantor and Grantor's use of the Mortgaged Property now complies and in the future will at all times comply with all laws, statutes, ordinances, rules and regulations ("Environmental Laws") of any governmental, quasi-governmental or regulatory authority which relate to the transportation, storage, placement, handling, treatment, discharge, generation, production, removal or disposal (collectively, "Treatment") of any waste, petroleum product (including, without limitation, gasoline and diesel fuel), waste products, poly-chlorinated biphenyls, asbestos, hazardous materials, and/or any other substance, the Treatment of which is regulated by any laws, rules or regulations (collectively, "Waste"), or which otherwise relate to public health or the environment, including without limitation, the Comprehensive Environmental Response, compensation, and Liability Act of 1980, as amended ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), the Texas Water Code and the Texas Solid Waste Disposal Act, as amended. Without limiting the foregoing, Grantor specifically represents and warrants that there are no underground storage tanks for gasoline, diesel fuel, other petroleum products or of any other type on or installed in the Mortgaged Property and Grantor covenants that Grantor will not install any such tanks in the Mortgaged Property prior to the release of this Deed of Trust.

     Grantor has taken all necessary steps to determine, has determined and represents and warrants to Purchaser that no Spill of Waste has occurred on the Mortgaged Property and that no "hazardous substance" or "solid waste" have been disposed of or otherwise released on or to the Mortgaged Property nor will be disposed of or otherwise released on or to the Mortgaged Property by Grantor, or Grantor's agents and employees. The terms "hazardous substance(s)" and "release" (or "released") shall have the meaning specified in CERCLA, and the terms "solid waste" and "disposal" (or "dispose) shall have the meaning specified in the RCRA, provided however, to the extent that the laws of the State of Texas establish an meaning for hazardous substance(s), hazardous waste, release, solid waste or disposal which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

     Immediately upon receipt of any Notice, as defined below, from any party, Grantor will deliver to Beneficiary an accurate copy of any written Notice and an accurate report of any non-written Notice. The term "Notice" means the actual knowledge of Grantor of, or the receipt by Grantor, or Grantor's agents, tenants or employees, of any notice or report of any of the following:

     (1) Any suit, proceeding, investigation, order, consent order, injunction, writ, award, or action concerning the Treatment of any Waste in, on or affecting the Mortgaged Property;

     (2) Any spill, contamination, discharge, leakage, release or escape of any Waste in, on or affecting the Mortgaged Property, whether sudden or gradual, accidental or anticipated, or of any other nature (a "Spill");

     (3) Any dispute relating to Grantor's or any other person's Treatment of any Waste or any Spill in, on or affecting the Mortgaged Property;

     (4) Any claim, by or against any insurer concerning any Waste or Spill in, on or affecting the Mortgaged Property;

     (5) Any recommendation or requirement of any governmental or regulatory authority, or insurer concerning any Treatment of Waste or a Spill in, or affecting the Mortgaged Property;

     (6) Any legal requirement or deficiency concerning the Treatment of Waste or any Spill in, on or affecting the Mortgaged Property; or

     (7) Any tenant, prior owner, concessionaire, manager, or other person or entity occupying or using the Mortgaged Property, or any part thereof, having engaged in or engaging in the Treatment of any Waste in, on or affecting the Mortgaged Property.

     If (a) Grantor has caused, suffered, or permitted, directly or indirectly, any Spill in, on or affecting the Mortgaged Property, or (b) any Spill has occurred on the Mortgaged Property, then Grantor will immediately take all of the following actions:

     (1) Promptly notify Beneficiary in writing, upon Grantor's acquiring knowledge of such Spill with a full description thereof;

     (2) Take all steps necessary or desirable in Beneficiary's reasonable opinion, to clean up any Spill and any contamination related to the Spill;

     (3) Promptly comply with any Environmental Laws relating to the Treatment of the Spill and provide Beneficiary with satisfactory evidence of compliance;

     (4) Fully restore the Mortgaged Property and, if necessary, any other property damaged by the Spill, to the condition of the Mortgaged Property and such other property prior to the Spill;

     (5) Allow Beneficiary to monitor and inspect all cleanup and restoration related to the Spill; and

     (6) Provide Beneficiary, within thirty (30) days after demand by Beneficiary, with a bond, letter of credit or similar financial assurance, satisfactory to Beneficiary, demonstrating that the necessary funds are available to pay the cost of Treatment of the Spill and the cost to comply with all related Environmental Laws and to discharge any associated assessments or charges, private or public, which may be established on the Mortgaged Property.

     Beneficiary (through its officers, employees and agents) at any time and from time to time, either prior to or after default in this Deed of Trust or under the Note, may employ persons (the "Site Reviewers") to conduct environmental site assessments ("Site Assessments") on the Mortgaged Property to determine whether or not there exists on the Mortgaged Property any environmental condition which might result in any liability, cost or expense to the owner, occupier or operator of the Mortgaged Property arising under the Environmental Laws relating to Waste; provided, however, that Beneficiary shall not conduct more than one (1) Site Assessment per calendar year, unless (i) a Site Assessment conducted previously that year discloses the existence of an environmental condition which might result in any liability, cost or expense described above and because of the existence of such environmental condition Beneficiary determines, in its sole discretion, that further Site Assessments are necessary or desirable, or (ii) if in the same calendar year, but subsequent to Beneficiary's performance of a Site Assessment, an event occurs on the Mortgaged Property that Beneficiary reasonably determines might create or cause an environmental condition which might result in any liability, cost or expense described above and because of the occurrence of such event, Beneficiary determines, in its sole discretion, that further Site Assessments are necessary or desirable. The Site Assessments may be performed at any time or times, upon reasonable notice, and under reasonable conditions established by Beneficiary. The Site Reviewers are authorized to enter upon the Mortgaged Property and to perform above and below-the-ground testing (including, without limitation, taking of core samples) to determine environmental damage or presence of Waste in, on or under the Mortgaged Property and such other tests as may be necessary or desirable, in the opinion of the Site Reviewers, to conduct Site Assessments. Grantor will supply to the Site Reviewers such historical and operational information available to Grantor regarding the Mortgaged Property as may be requested by the Site Reviewers to facilitate the Site Assessments and will make available for meetings with the Site Reviewers appropriate personnel having knowledge of such matters. The cost of performing such Site Assessments will be paid by Grantor upon demand of Beneficiary, which, if not paid, will be added to the Indebtedness secured by this Deed of Trust.

     Whether or not any Site Assessments are conducted, and regardless of whether or not a default occurs under this Deed of Trust or under the Note and regardless of whether any remedies in respect of the Mortgaged Property are exercised by Beneficiary, Grantor will defend, indemnify and hold harmless Beneficiary and Trustee from any and all liabilities (including strict liability), actions, claims, demands, causes of action, losses, penalties, damages, costs, expenses (including, without limitation, attorneys' fees and expenses, and court costs), suits, costs of any settlement or judgement of any and every kind or nature, fixed or contingent, asserted against or incurred by Beneficiary or Trustee at any time, and from time to time whatsoever (whether before or after the release or foreclosure of this Deed of Trust) arising out of
(a) the breach of any representation or warranty of Grantor set forth in this section; (b) the failure of Grantor to perform any obligation herein required to be performed by Grantor; (c) Grantor's ownership, construction, occupancy, operation, use and maintenance of the Mortgaged Property; (d) any Spill; (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from the Mortgaged Property of any Waste; (f) the environmental condition of the Mortgaged Property; or (g) the applicability of any Environmental Laws relating to Waste (including, without limitation, CERCLA or any federal, state or local so-called "Superfund" or "Superlien" law, statute, ordinance, code, rule, regulation, order or decree), regardless of whether or not caused by or within the control of Grantor, Beneficiary or Trustee. The representations, covenants, warranties and indemnifications herein contained shall survive the release and/or judicial or non-judicial foreclosure (or transfer in lieu therof) of the lien of this Deed of Trust. For the purpose of this paragraph and not withstanding any other provision contained herein to the contrary, term "Grantor" shall refer not only to the Grantor named herein, but also to all other persons who may hereafter assume the Note and the obligations of this Deed of Trust.

     (33)  Use of Proceeds.  Grantor expressly represents that a portion of the
           ---------------
Indebtedness, the payment of which is hereby secured, represents funds advanced by Beneficiary at the special instance and request of Grantor and used in payment of a portion of the purchase price of the Mortgaged Property, and Grantor hereby expressly confesses, recognizes and acknowledges a vendor's lien on said property as security therefor, and this Deed of Trust is given as further and additional security, and as an additional lien securing the payment of the Indebtedness.

     A portion of the Indebtedness, the payment of which is secured hereby, is given for, and represents cash to be advanced for materials and labor for construction of certain improvements upon the Mortgaged Property in accordance with the Loan Agreement (the "Loan Agreement") of even date herewith between Beneficiary and Grantor, reference to which is hereby made for the terms and provisions thereof and the rights of Beneficiary to accelerate the Indebtedness and to exercise certain remedies, including foreclosure of the liens herein described, upon certain events of default as therein set forth. In the event of a conflict between the terms and provisions of this instrument and the Loan Agreement, the Loan Agreement shall govern.

     In addition to the events of default described in this Deed of Trust, the occurrence of any of the following shall constitute an event of default under this Deed of Trust: (a) the discontinuance of the construction of the Improvements to such an extent that Beneficiary deems it unlikely they can be completed by the maturity date of the Note; (b) the material damage of the Improvements by fire or other casualty; (c) the failure by Grantor to comply with or observe any of the obligations of Grantor under all construction contracts executed by Grantor for the construction of the Improvements; or (d) the occurrence of any other event resulting in Beneficiary deeming itself insecure, either because the prospect of payment of the Note becomes impaired, or the prospect of performance of any agreements executed in connection with the Indebtedness becomes impaired. Upon the occurrence of any of the foregoing events of default Beneficiary shall have, in addition to any other rights or remedies available to it, the right to declare the Note secured hereby to be immediately due and payable without presentment, protest or notice of any kind. Beneficiary also may, at its option, enter into and upon the Mortgaged Property and perform and cause to be performed and furnished any or all labor or work and materials it deems necessary or desirable for the completion of the Improvements and their protection and to this end do any act and enter into any contract and incur such costs therefor as it deems proper for such purposes and to pay therefor with all or any part of the unexpended sums of the loan secured herby then remaining in the hands of Beneficiary and any such sums so expended shall de deemed a disbursement of the loan to Grantor and secured under the terms and provisions of this Deed of Trust, and if sufficient moneys be not available from the proceeds of the loan, Beneficiary may advance the same, and Grantor promises to pay to Beneficiary, upon demand or its order, the full amounts so advanced with interest at the stated rate of the Note. All such indebtedness under this paragraph shall be secured by this Deed of Trust in like manner as the Note secured hereby and the obligations described therein. Nothing herein shall be construed as imposing any obligation upon Beneficiary to take any such action or make any such action or make any such advances.

     EXECUTED as of the 5th day of March, 1993.

                                        TRAVIS BOATS & MOTORS, INC.



                                        By: /s/ Mark Walton
                                           -------------------------------------
                                        Printed Name:  Mark Walton
                                                     ---------------------------
                                        Title:       President
                                              ----------------------------------

STATE OF TEXAS      (S)

COUNTY  OF BEXAR    (S)

     This instrument was acknowledged before me on March 5, 1993, by Mark
                                                   --------          ----
Walton, President of TRAVIS BOATS & MOTORS, INC., a Texas corporation, on behalf
- ------  ---------
of said corporation.

     [MICHAEL JONES'S SEAL]           /s/ Michael Jones         MICHAEL JONES
                                   --------------------------------------
                                   Notary Public, State of Texas



Name and Mailing Address                     AFTER RECORDING
                                             ---------------
of Trustee:                                  RETURN  TO BENEFICIARY:

NationsBank of Texas, N.A.                   NationsBank of Texas, N.A.
NationsBank Plaza, 51st Floor                300 Convent St.
901 Main Street                              P.O. Box 300
Dallas, Texas 75202                          San Antonio, Texas 78291-0300
Attn: Real Estate Loan Administration

                                   EXHIBIT A

                               LAND DESCRIPTION
                               -----------------


A 3.423 ACRE TRACT OR PARCEL OF LAND OUT OF AND PART OF THE HENRY RHODES SURVEY, ABSTRACT NO. 522, SITUATED IN WILLIAMSON COUNTY, TEXAS, BEING LOT 2-A, BLOCK B OF THE AMENDED PLAT OF LOTS 1 AND 2, BLOCK B, TRESS SONESTA SUBDIVISION BLOCK A AND B, A SUBDIVISION OF RECORD IN CABINET I, SLIDES 385-386 OF THE PLAT RECORDS OF WILLIAMSON COUNTY, TEXAS, LESS AND EXCEPT THAT PORTION OF SAID LOT 2-A CONVEYED TO THE STATE OF TEXAS FOR RIGHT-OF-WAY PURPOSES BY DEED OF RECORD IN VOLUME 1951, PAGE 210 OF THE REAL PROPERTY RECORDS OF WILLIAMSON COUNTY, TEXAS, THE SAID 3.423 ACRES BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS
FOLLOWS:

BEGINNING at a 1/2 inch iron rod found in the southerly right-of-way line of Hunters Chase Drive (90 foot R.O.W.) for the most northeasterly corner of Lot 1-A of said Amended Plat, same being the most northerly, northwest corner of the said Lot2-A and the tract herein described;

THENCE, N77 degrees 19'11"E, along the southerly line of said Hunters chase Drive, same being the north line of the said Lot 2-A, a distance of 70.00 feet to a punch hole chiseled in a concrete drainage structure for the most northeasterly corner of the said Lot 2-A, same being the northwest corner of Lot 3 of Tress Sonesta Subdivision, Blocks A and B, a subdivision of record in Cabinet G, Slides 380 through 383 of the said Plat Records;

THENCE, leaving the south line of said Hunters Chase Drive, along the common line between the said Lot 2-A and Lot 3, the following two courses and distances:

1)  S12 degrees 40'49"E, 324.64 feet to a 1/2 inch rod set for an angle point;

2) S55 degrees 50'32"E, 157.67 feet to a 1/2 inch iron rod set for the most easterly corner of the said Lot 2-A, same being an angle point in the northwesterly line of Lot 5 of said Tress Sonesta Subdivision;

THENCE, S32 degrees 51'38"W, along the common line between the said Lot 2-A and Lot 5, a distance of 385.91 feet to an 1/2 inch iron rod found in the curving northeasterly right-of-way line of U.S Highway 183 (R.O.W. varies) for the most southerly corner of the tract herein described, same being the most easterly corner of that portion of the said Lot 2-A conveyed to the State of Texas for right-of-way purposes; from which, a 1/2 inch iron rod found for the most southerly corner of Lot 2-A, bears S32 degrees 51'38"W, 64.09 feet;

                                  EXHIBIT "A"

THENCE, leaving the southeasterly line of, and continuing across the said Lot 2-A, along the northeasterly line of the said U.S. Highway 183, the following two (2) courses and distances:

1) along a curve to the right having a radius of 5554. 58 feet, a central angle of 00 degrees 05'50", a chord distance of 9.42 feet (chord bears N54 degrees 13"04"W), an arc distance of 9.42 feet to a 1/2 inch iron rod set for the point of tangency;

2) N54 degrees 10'10"W, 336.33 feet to a 1/2 inch iron rod found in the northwesterly line of the said Lot 2-A, same being the southeasterly line of the said Lot 1_A, for the most northerly corner of the said portion of Lot 2-A conveyed to the State for right-of-way; same being the most westerly corner of the tract herein described;

THENCE, leaving the northeasterly line of said U.S. Highway 183, along the common line between the said Lot 1-A and the said Lot 2-A, the following three
(3) courses and distances:

1) N35 degrees 50'11"E, 456.04 feet to a 1/2 inch iron rod found for an angle point;

2) N21 degrees 18'26"W, 100.00 feet to a 1/2" iron rod found for an angle point;

3) N12 degrees 40'49"W, 50.00 feet to the POINT OF BEGINNING, containing 3.423 acres of land area within these metes and bounds.





                                  EXHIBIT "A"
                                  Page 2 of 2